EXHIBIT 99.2

570387

ROTHSCHILD

STRICTLY PRIVATE AND CONFIDENTIAL
PREPARED AT THE REQUEST OF COUNSEL
REFLECTS ATTORNEY WORK PRODUCT

GT ADVANCED TECHNOLOGIES

Business Plan – September Update

September 09, 2015

Strictly confidential

Disclaimer

This summary presentation (this "Presentation") is based on information provided by GT Advanced Technologies Inc. (together with its subsidiaries, "GTAT" or the "Company") together with publicly available information. It is being delivered on behalf of the Company by its financial advisor, Rothschild Inc. ("Rothschild"), to a limited number of parties who may be interested in a possible transaction with the Company (the "Transaction"). This Presentation is being provided to you pursuant to the confidentiality agreement entered into between you and the Company.

THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES AND DOES NOT CONSTITUTE ANY FORM OF COMMITMENT OR RECOMMENDATION ON THE PART OF THE COMPANY OR ROTHSCHILD OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, AFFILIATES OR ASSOCIATED COMPANIES.

This Presentation provides summary information only and is being delivered solely for informational purposes. This Presentation does not purport to be all-inclusive or to contain all the information that a recipient may desire in investigating the Company nor to give any legal, tax or financial advice to the recipient of this Presentation. The sole purpose of this Presentation is to assist the recipient in deciding whether it wishes to proceed with a further investigation of the Transaction. The use of this Presentation for any other purpose is not authorized. Neither the Company nor Rothschild make any express or implied representation or warranty as to the accuracy or completeness of the information contained herein or made available (whether communicated in oral or written form) in connection with any further investigation of the Company. Any estimates and projections contained herein are based upon estimates and projections provided by the Company and involve numerous significant subjective determinations, which may or may not prove to be accurate. Accordingly, no representation or warranty can be made or is made by the Company or Rothschild as to the accuracy or achievability of any such valuations, estimates or projections. Each of the Company and Rothschild expressly disclaim any and all liability which may be based on such information, errors or omissions contained in this Presentation or on any other written or oral communications transmitted to any party in the course of its evaluation of or entering into any Transaction with the Company. In furnishing this Presentation, neither the Company nor Rothschild undertakes any obligation to provide the recipient with access to any additional information or to update or otherwise revise this Presentation following its distribution.

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Contents

Sections

1. Executive summary

1.1 Introduction

Summary of key changes vs Prior Business Plan

Given the recent change in the CEO and his assessment of the current status of the various divisions, management has revised the business plan presented in May / financials in the CIM (the "Prior Business Plan" or "Prior BP"):

- The base case business plan ("Base Case BP") provides the baseline projections for the business
- An upside case business plan ("Upside Case BP") contemplates a faster adoption of sapphire for cover glass applications and increases the growth trajectory for Merlin

Key changes are set forth below:

1 **Substantial cost structure changes from headcount reductions, reduced program spending and removal of public company costs**

- Approximately $16m of annualized cost savings through recent RIF and other cost savings, [redacted]
- Further cost savings anticipated through the divesture of Hyperion

2 **ASF sale expectations have been substantially reduced, reflecting management's current view of sapphire adoption for cover glass applications**

[redacted]

3 **Merlin revenue ramp has been reduced significantly**

- Base Case BP: Revenues reduced to reflect a slow ramp to 500MW of production by 2018 until management is confident of market adoption. Minimal revenue in 2015; breakeven EBITDA achieved in 2016; breakeven FCF achieved in 2017
- Upside Case BP: If adoption occurs faster than currently expected, increase in Merlin ramp up to 1GW of production by 2018, thereby increasing 2018 EBITDA from $12.7m under the Base Case BP to $26.6m under the Upside Case BP

4 **Polysilicon revenue relating to a key customer deferred to 2018 & 2019**

- [redacted] extension fee assumed [redacted]
- [redacted]

ROTHSCHILD

1.2 What's changed?

1. **GTAT's view of near-term ASF sales opportunities has been reduced to reflect current market conditions based on recent CEO customer meetings and ongoing dialogue**

2. **Merlin revenue ramp delayed**

3. **Management proactively reduced the cost structure to fit with the revenue expectations**

Management still believes sapphire adoption for large format cover screens will occur but that it will take longer than expected. [redacted]

Facing Page 6

Prior BP vs. Base Case BP

Revenue ($ in millions)


$800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
$159.0
$41.8
$276.7
$100.6
$627.2
$148.5
n.a.
$360.0
FY15
FY16
FY17
FY18

Gross profit ($ in millions)


$300.0
250.0
200.0
150.0
100.0
50.0
0.0
$75.7
$13.1
$114.9
$29.0
$265.2
$45.7
n.a.
$131.3
FY15
FY16
FY17
FY18

[redacted]

FCF post-Apple repayment ($ in millions)


$200.0
150.0
100.0
50.0
0.0
(50.0)
$12.2
($32.7)
$7.6
($13.3)
$151.7
$55.0
n.a.
$99.1
FY15
FY16
FY17
FY18

Prior BP   Base Case BP

1.3 Updated financial outlook

Prior BP vs. Base Case BP ($ in millions)

The tables below compare the Base Case Business Plan vs. the Prior Business Plan

- Revenue decreases from $627.2m to $148.5m in FY17 under the Base Case BP

[redacted]

	Prior BP[2]			Base Case BP				Variance[2]		
	FY15	FY16	FY17	FY15	FY16	FY17	FY18	FY15	FY16	FY17
GT Crystal Systems	$109.3	$160.0	$240.0	$1.0	$36.8	$52.5	$70.0	($108.3)	($123.3)	($187.5)
GT Solar	36.4	108.7	377.6	27.5	54.6	85.9	279.0	(9.0)	(54.1)	(291.7)
GT Industrial Systems	13.3	8.0	9.6	13.3	9.2	10.1	11.1	0.0	1.2	0.5
Revenue	**$159.0**	**$276.7**	**$627.2**	**$41.8**	**$100.6**	**$148.5**	**$360.0**	**($117.2)**	**($176.2)**	**($478.7)**
COGS	(83.3)	(161.9)	(361.9)	(28.7)	(71.6)	(102.8)	(228.8)	54.6	90.3	259.1
Gross profit	**$75.7**	**$114.9**	**$265.2**	**$13.1**	**$29.0**	**$45.7**	**$131.3**	**($62.6)**	**($85.9)**	**($219.6)**
GM %	*47.6%*	*41.5%*	*42.3%*	*31.3%*	*28.8%*	*30.8%*	*36.5%*	*(16.3%)*	*(12.7%)*	*(11.5%)*
R&D expense	(28.8)	(29.3)	(30.1)	(25.5)	(17.1)	(17.3)	(17.5)	3.3	12.2	12.9
SG&A expense	(34.7)	(33.0)	(35.0)	(30.0)	(18.2)	(18.4)	(18.7)	4.7	14.8	16.6
Sales comission and incentive plans	(1.8)	(14.9)	(25.7)	(2.0)	(3.5)	(3.6)	(3.7)	(0.2)	11.4	22.1
Total Opex	(65.4)	(77.2)	(90.8)	(57.5)	(38.8)	(39.3)	(39.9)	7.9	38.4	51.6
Operating income	**$10.3**	**$37.7**	**$174.4**	**($44.4)**	**($9.8)**	**$6.4**	**$91.4**	**($54.7)**	**($47.5)**	**($168.0)**
D&A	4.9	7.5	12.3	4.4	4.5	4.9	5.5	(0.5)	(3.0)	(7.4)
EBITDA	**$15.2**	**$45.2**	**$186.7**	**($40.0)**	**($5.2)**	**$11.3**	**$96.9**	**($55.2)**	**($50.4)**	**($175.4)**
EBITDA %	*9.6%*	*16.3%*	*29.8%*	*(95.8%)*	*(5.2%)*	*7.6%*	*26.9%*	*(105.4%)*	*(21.5%)*	*(22.1%)*
[redacted]										
Capex	(10.9)	(27.8)	(26.4)	(7.5)	(5.3)	(4.5)	(7.0)	3.3	22.6	21.9
Non-core asset sales	29.8	–	–	19.4	1.9	–	–	(10.4)	1.9	–
[redacted]										
FCF post-Apple repayment	**$12.2**	**$7.6**	**$151.7**	**($32.7)**	**($13.3)**	**$55.0**	**$99.1**	**($44.9)**	**($20.9)**	**($96.6)**

Notes

[redacted]

2 Prior BP did not forecast FY2018

Facing Page 7

Base Case BP vs. Upside Case BP

Revenue ($ in millions)


$600.0
500.0
400.0
300.0
200.0
100.0
0.0
$41.8 $50.4
$100.6 $129.4
$148.5 $245.1
$360.0 $531.8
FY15
FY16
FY17
FY18

Gross profit ($ in millions)


$250.0
200.0
150.0
100.0
50.0
0.0
$13.1 $16.6
$29.0 $41.2
$45.7 $86.3
$131.3 $201.7
FY15
FY16
FY17
FY18

[redacted]

FCF post-Apple repayment($ in millions)


$140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
(20.0)
(40.0)
(60.0)
($32.7) ($29.4)
($13.3) ($1.0)
$55.0 $89.6
$99.1 $124.9
FY15
FY16
FY17
FY18

Base Case BP   Upside Case BP

1.3 Updated financial outlook (cont'd)

Base case BP vs. Upside case BP ($ in millions)

The tables below compare the Base Case BP vs. the Upside Case BP

- Key changes relate to the sale assumptions of ASFs and Merlin [redacted]

	Base Case BP				Upside Case BP				Variance			
	FY15	FY16	FY17	FY18	FY15	FY16	FY17	FY18	FY15	FY16	FY17	FY18
GT Crystal Systems	$1.0	$36.8	$52.5	$70.0	$9.6	$65.6	$140.0	$210.0	$8.6	$28.9	$87.5	$140.0
GT Solar	27.5	54.6	85.9	279.0	27.5	54.6	95.0	310.7	–	(0.0)	9.1	31.8
GT Industrial Systems	13.3	9.2	10.1	11.1	13.3	9.2	10.1	11.1	–	–	–	–
Revenue	**$41.8**	**$100.6**	**$148.5**	**$360.0**	**$50.4**	**$129.4**	**$245.1**	**$531.8**	**$8.6**	**$28.9**	**$96.6**	**$171.8**
COGS	(28.7)	(71.6)	(102.8)	(228.8)	(33.8)	(88.2)	(158.8)	(330.2)	(5.1)	(16.6)	(56.0)	(101.4)
Gross profit	**$13.1**	**$29.0**	**$45.7**	**$131.3**	**$16.6**	**$41.2**	**$86.3**	**$201.7**	**$3.5**	**$12.2**	**$40.6**	**$70.4**
GM %	*31.3%*	*28.8%*	*30.8%*	*36.5%*	*33.0%*	*31.9%*	*35.2%*	*37.9%*	*1.6%*	*3.0%*	*4.4%*	*1.5%*
R&D expense	(25.5)	(17.1)	(17.3)	(17.5)	(25.5)	(17.1)	(17.8)	(18.8)	–	–	(0.5)	(1.3)
SG&A expense	(30.0)	(18.2)	(18.4)	(18.7)	(30.0)	(18.2)	(18.4)	(18.7)	–	–	–	–
Sales comission and incentive plans	(2.0)	(3.5)	(3.6)	(3.7)	(2.0)	(3.5)	(3.6)	(3.7)	–	–	–	–
Total Opex	(57.5)	(38.8)	(39.3)	(39.9)	(57.5)	(38.8)	(39.8)	(41.3)	–	–	(0.5)	(1.3)
Operating income	**($44.4)**	**($9.8)**	**$6.4**	**$91.4**	**($40.9)**	**$2.5**	**$46.5**	**$160.4**	**$3.5**	**$12.2**	**$40.1**	**$69.0**
D&A	4.4	4.5	4.9	5.5	4.4	4.5	5.3	6.7	–	–	0.4	1.3
EBITDA	**($40.0)**	**($5.2)**	**$11.3**	**$96.9**	**($36.5)**	**$7.0**	**$51.7**	**$167.2**	**$3.5**	**$12.2**	**$40.4**	**$70.3**
EBITDA %	*(95.8%)*	*(5.2%)*	*7.6%*	*26.9%*	*(72.4%)*	*5.4%*	*21.1%*	*31.4%*	*23.4%*	*10.6%*	*13.5%*	*4.5%*
[redacted]												
Capex	(7.5)	(5.3)	(4.5)	(7.0)	(7.5)	(5.3)	(9.5)	(14.5)	–	–	(5.0)	(7.5)
Non-core asset sales	19.4	1.9	–	–	19.4	1.9	–	–	–	–	–	–
[redacted]												
FCF post-Apple repayment	**($32.7)**	**($13.3)**	**$55.0**	**$99.1**	**($29.4)**	**($1.0)**	**$89.6**	**$124.9**	**$3.3**	**$12.3**	**$34.5**	**$25.8**

[redacted]

ROTHSCHILD

1.4 Overview of cost reduction initiatives

Employee headcount

The table below provides a summary of recent headcount reductions:

	May update				Current	2016 target				Variance			
Segment:	Q1'15	Q2'15	Q3'15E	Q4'15E	9/2/2015	Q1'16E	Q2'16E	Q3'16E	Q4'16E	Q1	Q2	Q3	Q4
[redacted]													
GT Core	342	307	[redacted]		194	[redacted]							
[redacted]													
Total Headcount	350	314	[redacted]		194	[redacted]							

	May update	Current	2016 target	Variance
Run-rate annualized salary & benefits ($m)	$34.6	$26.9	$18.3	$16.3

[redacted]

Recent headcount reductions have an annualized cost saving benefit of approximately $16m with a one-time cost of approximately $1.6m

570387

2. Consolidated financials

2.1 Key business drivers

The following summarizes revenue on a consolidated basis for the Prior BP, Base Case BP and Upside Case BP

2013 and 2014 figures exclude Apple related results

Revenue ($ in millions)[1]


$800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
$733.5
$299.0
$94.1
$159.0
$50.4
$41.8
$276.7
$129.4
$100.6
$627.2
$245.1
$148.5
n.a.
$531.8
$360.0
CY12
FY13
FY14
FY15
FY16
FY17
FY18
Prior BP
Base Case BP
Upside Case BP

Key revenue growth drivers

	2015	2016	2017	2018
ASF:				
Prior BP	$109.3	$160.0	$240.0	n.a.
Base Case BP	1.0	36.8	52.5	70.0
Upside Case BP	9.6	65.6	140.0	210.0
Merlin:				
Prior BP	$10.0	$81.2	$189.0	n.a.
Base Case BP	1.5	23.6	34.7	48.4
Upside Case BP	1.5	23.6	43.8	80.2
Major Poly customer:				
Prior BP	–	–	$138.1	n.a.
Base Case BP	–	[redacted]	–	138.1

Key takeaways

Revenue growth driver changes:

[redacted]

- Merlin:
  - Prior BP: $189m revenue in 2017
  - Base Case BP: $35m in 2017
  - Upside Case BP: $44m in 2017

[redacted]

Note
1 2014 excludes annealing related results and sapphire material shipments from Mesa

ROTHSCHILD

Facing Page 11

2017 breakdown by segment[1] – Base Case BP vs. Upside Case BP

Base Case BP (2017)

Upside Case BP (2017)


Revenue
Total: $148.5m
Industrial $10.1 7%
Crystal $52.5 35%
PV/Poly $51.2 35%
Merlin $34.7 23%
Total: $245.1m
Industrial $10.1 4%
PV/Poly $51.2 21%
Crystal $140.0 57%
Merlin $43.8 18%


R&D1
Total: $17.3m
PV/Poly $4.1 24%
Crystal $8.7 50%
Merlin $4.5 26%
Total: $17.8m
PV/Poly $4.1 23%
Crystal $9.2 52%
Merlin $4.5 25%

[redacted]


FCF2
Total: $55.0m
Industrial $4.7 7%
Crystal3 $4.0 6%
Merlin $2.5 3%
PV/Poly $57.8 84%
Total: $89.6m
Industrial $4.7 4%
Crystal3 $41.3 40%
PV/Poly $57.8 56%

■ GT Crystal Systems ■ Merlin ■ PV/Poly ■ GT Industrial Systems

Notes

1 Includes D&A. Dollars in millions

2 Totals indicate exact consolidated figures where as pie charts exclude negative balances. FCF is the sum of FCF for GT Crystal; GT Solar, GT Industrial and Corporate and includes non-core asset sale proceeds but excludes ASF crating costs, timing adjustments, restructuring professional fees, critical vendors, Mesa wind-down costs, taxes, contingent consideration, DIP / Exit financing principal, interest and fees.

3 FCF is calculated as EBITDA minus change in working capital minus capex minus Apple repayment

2.2 Business Plan summary

2017 breakdown by segment[1] – Base Case BP vs. Prior BP

Prior BP (2017)

Base Case BP (2017)

Revenue


Total: $627.2m
Industrial $9.6 2%
PV/Poly $188.6 30%
Crystal $240.0 38%
Merlin $189.0 30%
Total: $148.5m
Industrial $10.1 7%
PV/Poly $51.2 35%
Crystal $52.5 35%
Merlin $34.7 23%

R&D[1]


Total: $30.1m
PV/Poly $9.0 30%
Crystal $14.4 48%
Merlin $6.7 22%
Total: $17.3m
PV/Poly $4.1 24%
Crystal $8.7 50%
Merlin $4.5 26%

[redacted]

FCF[2]


Total: $151.7m
Industrial $4.1 2%
PV/Poly $74.6 41%
Crystal[3] $61.1 33%
Merlin $44.1 24%
Total: $55.0m
Industrial $4.7 7%
Crystal[3] $4.0 6%
Merlin $2.5 3%
PV/Poly $57.8 84%

■ GT Crystal Systems ■ Merlin ■ PV/Poly ■ GT Industrial Systems

Notes
1 Includes D&A. Dollars in millions
2 Totals indicate exact consolidated figures where as pie charts exclude negative balances. FCF is the sum of FCF for GT Crystal; GT Solar, GT Industrial and Corporate and includes non-core asset sale proceeds but excludes ASF crating costs, timing adjustments, restructuring professional fees, critical vendors, Mesa wind-down costs, taxes, contingent consideration, DIP / Exit financing principal, interest and fees.
3 FCF is calculated as EBITDA minus change in working capital minus capex minus Apple repayment

ROTHSCHILD

2.3 Revenue and margins by division

Revenue ($ in millions)

GT Crystal Systems


$250.0
200.0
150.0
100.0
50.0
0.0
$37.7
$9.6
$1.0
$65.6
$36.8
$140.0
$52.5
$210.0
$70.0
2014 2015 2016 2017 2018

% Annual growth	2015	2016	2017	2018
Base Case	(97.4%)	n.m.	42.9%	33.3%
Upside case	(74.5%)	582.1%	113.3%	50.0%

GT Solar


$350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$47.1
$27.5
$54.6
$95.0
$85.9
$310.7
$279.0
2014 2015 2016 2017 2018

% Annual growth	2015	2016	2017	2018
Base Case	(41.7%)	99.0%	57.2%	224.7%
Upside case	(41.7%)	99.0%	73.9%	227.0%

GT Industrial Systems


$14
12
10
8
6
4
2
0
$9.3
$13.3
$9.2
$10.1
$11.1
2014 2015 2016 2017 2018

% Annual growth	2015	2016	2017	2018
	43.7%	(31.1%)	10.0%	10.0%

Adj. EBITDA Margin

[redacted]


40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
-
(5.0%)
(10.0%)
(15.0%)
(8.0%)
(5.7%)
(6.2%)
11.2%
20.2%
22.1%
33.6%
34.6%
2014 2015 2016 2017 2018


60.0%
40.0%
20.0%
-
(20.0%)
(40.0%)
(60.0%)
(80.0%)
(68.9%)
2.7%
45.9%
49.5%
49.9%
2014 2015 2016 2017 2018

■ Base Case BP ■ Upside Case BP

ROTHSCHILD

2.4 GT Solar revenue and margins by subsegment

Revenue ($ in millions)

Merlin


$90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$0.0
$1.5
$23.6
$43.8
$34.7
$80.2
$48.4
2014
2015
2016
2017
2018

PV/Poly


$300.0
250.0
200.0
150.0
100.0
50.0
0.0
$47.1
$25.9
$31.0
$51.2
$230.6
2014
2015
2016
2017
2018

[redacted]

% Annual growth

	2015	2016	2017	2018
Merlin – Base case	n.m.	n.m.	46.8%	39.5%
Merlin – Upside Case	n.m.	n.m.	85.4%	83.0%
PV/Poly	(45.0%)	19.5%	65.2%	350.3%

Adj. EBITDA Margin


50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
-
n.m.
6.9%
18.1%
22.8%
26.3%
33.2%
2014
2015
2016
2017
2018


50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
-
10.9%
29.0%
14.4%
21.6%
35.1%
2014
2015
2016
2017
2018

■ Base Case BP ■ Upside Case BP

ROTHSCHILD

2.5 FCF contribution by division

FCF ($ in millions)


GT Crystal Systems[1]
$120.0
100.0
80.0
60.0
40.0
20.0
0.0
(20.0)
(40.0)
$1.6
$5.0
$11.8
($0.5)
$4.0
$41.3
$15.9
$39.0
2015
2016
2017
2018
FY15 and FY16 include proceeds of $19.4m and $1.9m, respectively, from non-core asset sales
GT Solar[2]
$140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
(20.0)
(40.0)
($9.6)
($9.7)
($3.0)
($3.1)
$60.2
$57.5
$92.6
$95.3
2015
2016
2017
2018
Merlin
Poly / PV
Merlin
Poly / PV
GT Industrial Systems[2]
$120.0
100.0
80.0
60.0
40.0
20.0
0.0
(20.0)
(40.0)
$2.1
$3.8
$4.7
$4.7
2015
2016
2017
2018
Consolidated[3, 4]
Includes corporate
$140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
(20.0)
(40.0)
($32.7)
($29.4)
($13.3)
($1.0)
$55.0
$89.6
$99.1
$124.9
2015
2016
2017
2018
Base Case BP
Upside Case BP

Notes
1 FCF is calculated as EBITDA minus change in working capital minus capex minus Apple repayment. FCF in FY15 includes proceeds from non-core asset sales
2 FCF is calculated as EBITDA minus change in working capital minus capex
3 FCF is the sum of FCF for GT Crystal; GT Solar, GT Industrial and Corporate and includes non-core asset sale proceeds but excludes ASF crating costs, timing adjustments, restructuring professional fees, critical vendors, Mesa wind-down costs, taxes, contingent consideration, DIP / Exit financing principal, interest and fees
4 Includes FCF from Corporate of ($26.8m), ($5.9m), ($13.5m) and ($14.1m) in 2015, 2016, 2017 and 2018 respectively

ROTHSCHILD

2.6 Consolidated financials

Base Case BP - Profit and loss summary

Summary consolidated P&L - FY15 - FY18 ($ in millions)

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
GT Crystal Systems	$0.8	$0.2	–	–	$1.0	$8.6	$9.4	$9.4	$9.4	$36.8	$52.5	$70.0
GT Solar [1]	0.5	5.3	1.4	20.3	27.5	7.3	6.1	26.9	14.3	54.6	85.9	279.0
GT Industrial Systems	6.1	2.8	2.2	2.2	13.3	2.3	2.3	2.3	2.3	9.2	10.1	11.1
Revenue	**$7.3**	**$8.3**	**$3.6**	**$22.5**	**$41.8**	**$18.2**	**$17.8**	**$38.6**	**$26.0**	**$100.6**	**$148.5**	**$360.0**
COGS	(6.8)	(7.5)	(6.1)	(8.3)	(28.7)	(11.3)	(13.4)	(29.7)	(17.1)	(71.6)	(102.8)	(228.8)
Gross profit	**$0.5**	**$0.9**	**($2.5)**	**$14.2**	**$13.1**	**$6.9**	**$4.4**	**$8.8**	**$8.9**	**$29.0**	**$45.7**	**$131.3**
GM %	*7.4%*	*10.4%*	*(69.6%)*	*62.9%*	*31.3%*	*37.9%*	*24.6%*	*22.9%*	*34.1%*	*28.8%*	*30.8%*	*36.5%*
R&D expense	(6.8)	(7.0)	(6.7)	(5.0)	(25.5)	(4.7)	(4.3)	(4.0)	(4.0)	(17.1)	(17.3)	(17.5)
SG&A expense	(7.8)	(6.9)	(7.4)	(7.9)	(30.0)	(4.7)	(4.5)	(4.7)	(4.4)	(18.2)	(18.4)	(18.7)
Sales comission and incentive plans	(0.0)	(0.0)	–	(1.9)	(2.0)	–	–	–	(3.5)	(3.5)	(3.6)	(3.7)
Total Opex	(14.6)	(13.9)	(14.1)	(14.8)	(57.5)	(9.4)	(8.8)	(8.7)	(11.9)	(38.8)	(39.3)	(39.9)
Operating income	**($14.1)**	**($13.1)**	**($16.6)**	**($0.7)**	**($44.4)**	**($2.5)**	**($4.4)**	**$0.1**	**($3.1)**	**($9.8)**	**$6.4**	**$91.4**
D&A	1.4	1.2	1.0	0.8	4.4	1.0	1.1	1.1	1.3	4.5	4.9	5.5
EBITDA	**($12.6)**	**($11.9)**	**($15.6)**	**$0.1**	**($40.0)**	**($1.5)**	**($3.2)**	**$1.3**	**($1.8)**	**($5.2)**	**$11.3**	**$96.9**
EBITDA %	*(171.6%)*	*(142.4%)*	*(437.5%)*	*0.5%*	*(95.8%)*	*(8.1%)*	*(18.2%)*	*3.3%*	*(6.9%)*	*(5.2%)*	*7.6%*	*26.9%*

[redacted]

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
<u>Memo</u>												
<u>Adj. cash Opex</u>												
Total Opex	14.6	13.9	14.1	14.8	57.5	9.4	8.8	8.7	11.9	38.8	39.3	39.9
Less: D&A in Opex	(1.4)	(1.2)	(1.0)	(0.7)	(4.2)	(0.7)	(0.7)	(0.7)	(0.8)	(3.0)	(3.0)	(3.2)
Less: Incentive plans	–	–	–	(1.9)	(1.9)	–	–	–	(3.5)	(3.5)	(3.6)	(3.7)
Adjusted cash Opex	**$13.1**	**$12.8**	**$13.2**	**$12.2**	**$51.3**	**$8.7**	**$8.0**	**$8.0**	**$7.6**	**$32.3**	**$32.7**	**$33.0**

Notes
1 Q4 2015 revenue of $20.3m is primarily deferred revenue which is coming off the balance sheet, there is a risk that it may be pushed out into 2016

[redacted]

2.6 Consolidated financials (cont'd)

Base Case BP - Cash flow summary

Summary consolidated cash flow - FY15 - FY18 ($ in millions)

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
GT Crystal Systems	($3.7)	($5.1)	($4.0)	($4.6)	($17.3)	($1.5)	($0.5)	($0.2)	$0.1	($2.2)	$2.6	$11.5
GT Solar	(4.7)	(1.9)	(6.1)	11.1	(1.6)	1.6	(1.3)	3.0	2.9	6.1	17.3	93.6
GT Industrial Systems	0.7	(0.5)	(0.6)	0.7	0.4	1.0	1.1	1.1	1.1	4.2	5.0	5.5
Corporate	(4.9)	(4.5)	(4.9)	(7.2)	(21.5)	(2.6)	(2.4)	(2.5)	(5.8)	(13.4)	(13.6)	(13.8)
EBITDA	**($12.6)**	**($11.9)**	**($15.6)**	**$0.1**	**($40.0)**	**($1.5)**	**($3.2)**	**$1.3**	**($1.8)**	**($5.2)**	**$11.3**	**$96.9**
[redacted]												
Capex	(0.6)	(1.6)	(1.0)	(4.4)	(7.5)	(3.0)	(0.8)	(0.8)	(0.8)	(5.3)	(4.5)	(7.0)
Non-core asset sales	6.9	0.6	6.8	5.0	19.4	1.9	–	–	–	1.9	–	–
[redacted]												
FCF post-Apple repayment	**($11.3)**	**$0.1**	**($7.1)**	**($14.4)**	**($32.7)**	**($3.9)**	**($5.2)**	**($0.3)**	**($3.8)**	**($13.3)**	**$55.0**	**$99.1**
Mesa crating & upgrade costs	(0.4)	(0.8)	(6.0)	(9.8)	(17.0)	–	–	–	–	–	–	–
Mesa wind-down costs	(3.2)	(3.1)	–	–	(6.3)	–	–	–	–	–	–	–
Critical vendors	(1.4)	–	–	(3.6)	(5.0)	–	–	–	–	–	–	–
Professional fees	(7.3)	(13.0)	(10.2)	(8.1)	(38.6)	(19.9)	–	–	–	(19.9)	–	–
Timing adjustments[2]	–	–	(2.8)	(0.7)	(3.5)	–	–	–	–	–	–	–
Cash taxes / refunds	(0.1)	0.0	(0.3)	23.8	23.4	(0.3)	(0.8)	0.3	0.6	(0.1)	(1.5)	(22.7)
Insurance proceeds [5]	–	–	–	2.0	2.0	–	–	–	–	–	–	–
Other income (loss) [3]	–	–	(0.8)	(0.4)	(1.2)	(0.3)	8.9	–	–	8.6	–	–
Admin / priority claims [4]	–	–	–	–	–	(47.8)	–	–	–	(47.8)	–	–
NCF pre-financing	**($23.7)**	**($16.8)**	**($27.1)**	**($11.3)**	**($78.9)**	**($72.2)**	**$2.9**	**($0.0)**	**($3.2)**	**($72.4)**	**$53.5**	**$76.4**
DIP facility principal	–	–	95.0	(2.0)	93.0	(94.0)	–	–	–	(94.0)	–	–
Exit facility principal	–	–	–	–	–	–	–	–	–	–	–	–
Cash interest and upfront fees	–	–	(8.0)	(2.3)	(10.2)	(1.5)	(0.1)	(0.1)	(0.1)	(1.8)	(0.4)	(0.4)
DIP / Plan Sponsor advisor fees	–	(1.4)	(1.0)	(0.4)	(2.8)	(5.8)	–	–	–	(5.8)	–	–
New Exit Capital	–	–	–	–	–	108.2	–	–	–	108.2	–	–
Net cash flow	**($23.7)**	**($18.2)**	**$58.9**	**($16.0)**	**$1.0**	**($65.4)**	**$2.8**	**($0.1)**	**($3.3)**	**($65.9)**	**$53.2**	**$76.0**
Opening cash	90.3	66.6	48.4	107.3	90.3	91.3	26.0	28.8	28.7	91.3	25.4	78.6
Net cash flow	(23.7)	(18.2)	58.9	(16.0)	1.0	(65.4)	2.8	(0.1)	(3.3)	(65.9)	53.2	76.0
Closing cash	**$66.6**	**$48.4**	**$107.3**	**$91.3**	**$91.3**	**$26.0**	**$28.8**	**$28.7**	**$25.4**	**$25.4**	**$78.6**	**$154.6**

Principal on DIP assumed to be refinanced with New Exit Capital upon emergence (Jan 2016)

Notes
1. Excludes impact of non-core asset sales
2. Adjustments to reconcile monthly accrual forecast to 13 week cash flow forecast
3. Includes $1.6m in restructuring charges resulting from RIF in 2015 & 2016 [redacted]
4. Admin / priority claims are preliminary estimates and include estimated 503 (b)(9) claims and cure costs (see facing page 55)
5. Insurance proceeds based on initial payment offered by insurance provider

ROTHSCHILD

2.6 Consolidated financials (cont'd)

Upside Case BP - Profit and loss summary

Summary consolidated P&L - FY15 - FY18 ($ in millions)

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
GT Crystal Systems	$0.8	$0.2	-	$8.6	$9.6	$9.4	$9.4	$9.4	$37.5	$65.6	$140.0	$210.0
GT Solar [1]	0.5	5.3	1.4	20.3	27.5	7.3	6.1	26.9	14.3	54.6	95.0	310.7
GT Industrial Systems	6.1	2.8	2.2	2.2	13.3	2.3	2.3	2.3	2.3	9.2	10.1	11.1
Revenue	**$7.3**	**$8.3**	**$3.6**	**$31.1**	**$50.4**	**$19.0**	**$17.8**	**$38.6**	**$54.1**	**$129.4**	**$245.1**	**$531.8**
COGS	(6.8)	(7.5)	(6.1)	(13.4)	(33.8)	(11.8)	(13.4)	(29.7)	(33.3)	(88.2)	(158.8)	(330.2)
Gross profit	**$0.5**	**$0.9**	**($2.5)**	**$17.7**	**$16.6**	**$7.2**	**$4.4**	**$8.8**	**$20.8**	**$41.2**	**$86.3**	**$201.7**
GM %	*7.4%*	*10.4%*	*(69.6%)*	*56.8%*	*33.0%*	*38.0%*	*24.6%*	*22.9%*	*38.4%*	*31.9%*	*35.2%*	*37.9%*
R&D expense	(6.8)	(7.0)	(6.7)	(5.0)	(25.5)	(4.7)	(4.3)	(4.0)	(4.0)	(17.1)	(17.8)	(18.8)
SG&A expense	(7.8)	(6.9)	(7.4)	(7.9)	(30.0)	(4.7)	(4.5)	(4.7)	(4.4)	(18.2)	(18.4)	(18.7)
Sales comission and incentive plans	(0.0)	(0.0)	-	(1.9)	(2.0)	-	-	-	(3.5)	(3.5)	(3.6)	(3.7)
Total Opex	(14.6)	(13.9)	(14.1)	(14.8)	(57.5)	(9.4)	(8.8)	(8.7)	(11.9)	(38.8)	(39.8)	(41.3)
Operating income	**($14.1)**	**($13.1)**	**($16.6)**	**$2.9**	**($40.9)**	**($2.2)**	**($4.4)**	**$0.1**	**$8.9**	**$2.5**	**$46.5**	**$160.4**
D&A	1.4	1.2	1.0	0.8	4.4	1.0	1.1	1.1	1.3	4.5	5.3	6.7
EBITDA	**($12.6)**	**($11.9)**	**($15.6)**	**$3.6**	**($36.5)**	**($1.2)**	**($3.2)**	**$1.3**	**$10.1**	**$7.0**	**$51.7**	**$167.2**
EBITDA %	*(171.6%)*	*(142.4%)*	*(437.5%)*	*11.7%*	*(72.4%)*	*(6.2%)*	*(18.1%)*	*3.3%*	*18.7%*	*5.4%*	*21.1%*	*31.4%*
[redacted]												
Memo												
Adj. cash Opex												
Total Opex	14.6	13.9	14.1	14.8	57.5	9.4	8.8	8.7	11.9	38.8	39.8	41.3
Less: D&A in Opex	(1.4)	(1.2)	(1.0)	(0.7)	(4.2)	(0.7)	(0.7)	(0.7)	(0.8)	(3.0)	(3.0)	(4.1)
Less: Incentive plans	-	-	-	(1.9)	(1.9)	-	-	-	(3.5)	(3.5)	(3.6)	(3.7)
Adjusted cash Opex	**$13.1**	**$12.8**	**$13.2**	**$12.2**	**$51.3**	**$8.7**	**$8.0**	**$8.0**	**$7.6**	**$32.3**	**$33.2**	**$33.4**

Notes

1 Q4 2015 revenue of $20.3m is primarily deferred revenue which is coming off the balance sheet, there is a risk that it may be pushed out into 2016

[redacted]

2.6 Consolidated financials (cont'd)

Upside Case BP - Cash flow summary

Summary consolidated cash flow - FY15 - FY18 ($ in millions)

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
GT Crystal Systems	($3.7)	($5.1)	($4.0)	($0.9)	($13.7)	($1.2)	($0.5)	($0.2)	$12.0	$10.1	$39.3	$68.0
GT Solar	(4.7)	(1.9)	(6.1)	11.0	(1.7)	1.6	(1.3)	3.0	2.9	6.1	21.0	107.5
GT Industrial Systems	0.7	(0.5)	(0.6)	0.7	0.4	1.0	1.1	1.1	1.1	4.2	5.0	5.5
Corporate	(4.9)	(4.5)	(4.9)	(7.2)	(21.5)	(2.6)	(2.4)	(2.5)	(5.8)	(13.4)	(13.6)	(13.8)
EBITDA	**($12.6)**	**($11.9)**	**($15.6)**	**$3.6**	**($36.5)**	**($1.2)**	**($3.2)**	**$1.3**	**$10.1**	**$7.0**	**$51.7**	**$167.2**
[redacted]												
Capex	(0.6)	(1.6)	(1.0)	(4.4)	(7.5)	(3.0)	(0.8)	(0.8)	(0.8)	(5.3)	(9.5)	(14.5)
Non-core asset sales	6.9	0.6	6.8	5.0	19.4	1.9	–	–	–	1.9	–	–
[redacted]												
FCF post-Apple repayment	**($11.3)**	**$0.1**	**($7.1)**	**($11.1)**	**($29.4)**	**($3.7)**	**($4.4)**	**($0.2)**	**$7.3**	**($1.0)**	**$89.6**	**$124.9**
Mesa crating & upgrade costs	(0.4)	(0.8)	(6.0)	(9.8)	(17.0)	–	–	–	–	–	–	–
Mesa wind-down costs	(3.2)	(3.1)	–	–	(6.3)	–	–	–	–	–	–	–
Critical vendors	(1.4)	–	–	(3.6)	(5.0)	–	–	–	–	–	–	–
Professional fees	(7.3)	(13.0)	(10.2)	(8.1)	(38.6)	(19.9)	–	–	–	(19.9)	–	–
Timing adjustments[2]	–	–	(2.8)	(0.7)	(3.5)	–	–	–	–	–	–	–
Cash taxes / refunds	(0.1)	0.0	(0.3)	23.8	23.4	(0.3)	(0.8)	0.3	(1.8)	(2.4)	(11.5)	(40.0)
Insurance proceeds [5]	–	–	–	2.0	2.0	–	–	–	–	–	–	–
Other income (loss) [3]	–	–	(0.8)	(0.4)	(1.2)	(0.3)	8.9	–	–	8.6	–	–
Admin / priority claims [4]	–	–	–	–	–	(47.8)	–	–	–	(47.8)	–	–
NCF pre-financing	**($23.7)**	**($16.8)**	**($27.1)**	**($7.9)**	**($75.6)**	**($71.9)**	**$3.8**	**$0.1**	**$5.6**	**($62.5)**	**$78.0**	**$84.9**
DIP facility principal	–	–	95.0	(2.0)	93.0	(94.0)	–	–	–	(94.0)	–	–
Exit facility principal	–	–	–	–	–	–	–	–	–	–	–	–
Cash interest and upfront fees	–	–	(8.0)	(2.3)	(10.2)	(1.5)	(0.1)	(0.1)	(0.1)	(1.8)	(0.4)	(0.4)
DIP / Plan Sponsor advisor fees	–	(1.4)	(1.0)	(0.4)	(2.8)	(5.8)	–	–	–	(5.8)	–	–
New Exit Capital	–	–	–	–	–	104.6	–	–	–	104.6	–	–
Net cash flow	**($23.7)**	**($18.2)**	**$58.9**	**($12.6)**	**$4.4**	**($68.7)**	**$3.7**	**($0.0)**	**$5.5**	**($59.6)**	**$77.7**	**$84.5**
Opening cash	90.3	66.6	48.4	107.3	90.3	94.7	26.0	29.6	29.6	94.7	35.1	112.8
Net cash flow	(23.7)	(18.2)	58.9	(12.6)	4.4	(68.7)	3.7	(0.0)	5.5	(59.6)	77.7	84.5
Closing cash	**$66.6**	**$48.4**	**$107.3**	**$94.7**	**$94.7**	**$26.0**	**$29.6**	**$29.6**	**$35.1**	**$35.1**	**$112.8**	**$197.2**

Principal on DIP assumed to be refinanced with New Exit Capital upon emergence (Jan 2016)

Notes
1. Excludes impact of non-core asset sales
2. Adjustments to reconcile monthly accrual forecast to 13 week cash flow forecast
3. Includes $1.6m in restructuring charges resulting from RIF in 2015 & 2016 and $9.0m of proceeds from the sale of HiCz in Q2 2016
4. Admin / priority claims are preliminary estimates and include estimated 503 (b)(9) claims and cure costs (see facing page 55)
5. Insurance proceeds based on initial payment offered by insurance provider

ROTHSCHILD

570387

3. GT Crystal

3.1 GT Crystal Systems

Financial snapshot and comparison to Prior BP

The following summarizes the key financial metrics for GT Crystal Systems under the Prior BP, Base Case BP and Upside Case BP

GT ADVANCED TECHNOLOGIES
Crystal Systems

[redacted]

Revenue ($ in millions)


$300.0
250.0
200.0
150.0
100.0
50.0
0.0
$37.7
$109.3
$1.0
$9.6
$160.0
$36.8
$65.6
$240.0
$52.5
$140.0
n.a.
$70.0
$210.0
FY14
FY15
FY16
FY17
FY18

[redacted]

Capex ($ in millions)


$20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$18.3
$0.5
$1.0
$4.7
$1.0
n.a.
$1.0
FY14
FY15
FY16
FY17
FY18

FCF post-Apple repayment ($ in millions)[2]


$70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
(10.0)
n.m.
$62.7
$1.0
$5.0
$58.8
($0.5)
$11.8
$61.1
$4.0
$41.3
n.a.
$15.9
$39.0
FY14
FY15
FY16
FY17
FY18

■ Prior BP ■ Base Case BP ■ Upside Case BP

Notes

[redacted]

2 FCF is calculated as EBITDA minus change in working capital minus capex minus Apple repayment. 2014 not available on a like-for-like basis. FCF in FY15 & FY16 includes proceeds from non-core asset sales

ROTHSCHILD

GT ADVANCED TECHNOLOGIES Crystal Systems

3.1 GT Crystal Systems (cont'd)

Key assumptions

Base Case BP	▪ [redacted] ▪ **Apple Repayment assumptions unchanged** – Repayment occurs when cash is received from ASF sales in amounts as per the Apple Settlement. Repayment is modeled as debt reduction, not COGS – Repayment per unit sold of $169k for first 500, $224k for 501 – 1000, $262k for 1001 – 1500 and $295k thereafter ▪ **ASF crating costs** – Costs relating to the reinstallation, crating and upgrade of the Mesa ASFs of $17m in FY15 based on an agreed external contractor and detailed spending schedule, with costs predominantly occurring in Sept – Dec 15 (see page 52 for further detail) – No units will be upgraded prior to crating (now assumed to occur at time of sale, see below) ▪ **Selling and upgrade costs** – $20k selling cost per unit incurred at the time of sale – For Mesa units (i.e. once ASF sales exceed 240), additional $10k per unit for upgrade incurred at the time of sale ▪ **Other Mesa ASF-related costs** – Incremental storage costs in 2016 of $5.2m (recognized as an incremental cost of goods sold), comprising: [redacted] – Ongoing storage costs of ~$5m p.a. in 2017 and 2018 (full warehouse capacity assumed to be required through forecast period)
Upside Case BP	▪ **Same as Base Case, but assumes an increased adoption of sapphire in cover screen applications and therefore ASF sales** [redacted]

ROTHSCHILD

3.2 ASF market update

Market conditions are difficult in general for sapphire

- Substantially more supply than demand (~50% industry capacity utilization)
- Price of TIE is ~$2/mm, essentially equal to the cash cost of most efficient producers
- Several China handset OEMs experimenting with sapphire
  - ASFs are favored for this application so GTAT's customers are pursuing these opportunities. [redacted]
- GTAT attended a recent Mobile Conference in Shenzhen
  - Well attended by all major Asian mobile manufacturers
  - Despite interest in sapphire for CG applications, it is clear that the industry is currently in a overcapacity situation
- To sell substantially more ASF units, one of two things need to happen:
  - Better supply / demand balance (2016-2017)
  - Adoption of cover screens for mobile phones in a few applications
    - The current Business Plan does not include any anticipation of Apple-related demand for sapphire cover screens
- Ongoing advancements in next generation Gorilla Glass and Dragontrail CG solutions, coupled with the possibility that handset manufacturers will increasingly implement 3D or flexible CG solutions, may present challenges for sapphire adoption
- There is significant uncertainty regarding the presence and timing of a sapphire phone display in Apple's product roadmap [redacted]

3.2 ASF market update (cont'd)

Competitive positioning

Alternative cover glass solutions to sapphire:

- Incumbent cover glass providers are not standing still
  - Introducing next generation Gorilla Glass & Dragontrail product
  - Targeting scratch resistance of sapphire & cost advantages of glass
- Curved and other 3D approaches to phone displays
  - Sapphire disadvantaged for curved / 3D given fabrication challenges
- Emerging display technologies such as OLED
  - Allow brighter, thinner, more flexible displays
- Sapphire fabrication is still viewed as a major bottleneck to making sapphire cost competitive with alternative solutions

Alternatives to GTAT / ASF sapphire:

- KY currently limited to small form factor application; scalability is a challenge
- ARC (& others) focused on larger boule sizes at the expense of sapphire quality and risk of lost runs

3.2 ASF market update (cont'd)

Customer Pipeline

An update on GTAT's ASF customer prospects follows below:

Customer / prospect	Existing capacity (# of ASFs installed)	Comments
Customer A	> 100	▪ Furnace 1 has met contractual acceptance criteria; at the moment the customer is having power issues so neither furnace is currently operating. We do not expect customer A to take additional ASFs until customer A's capacity utilization improves ▪ Customer A is sampling sapphire CGs to several Chinese mobile phone OEMs
Customer B	> 100	▪ Financially unstable, threatening legal action to force GTAT to return ~$10m deposit
Customer C	< 100	▪ Has been a long term customer of GT for DSS ▪ Operation achieving high yields, shipping to LED, watch and CG applications
Customer D	< 100	▪ Stopped production, facility idle
Customer E	< 100	▪ Not operational, and may be acquired
Customer F	0	▪ Fully operational and gaining market share ▪ Primary business appears to be sapphire for premium watches ▪ Considering investment in ASF to pursue CG for phones
Customer G	0	▪ Don't appear to be interested in ASF purchases for the near future ▪ Likely supplier if Apple decides to use sapphire cover glass
Customer H	0	▪ No expectation of sales in the near future but interest could return if end-market demand materializes

3.2 ASF market update (cont'd)

Sapphire market vs. installed capacity


Baseline Assumptions
• Apple Adopts in limited scale (high-end phone) - 2016/17
• Apple adoption sparks ramp from Non-Apple OEMs for premium line phones
• Volume ramps through 2016 for new launches in 2017
Dashed line represents mm TIE for large area sapphire (cover screens + 6" and 8" LED) best suited for ASF
Cover Screens ALL OTHERS
Cover Screens APPLE
Total Global Capacity (ASF+KY) IF MESA FURNACES ONLINE
Total Global Capacity (ASF + KY)
ASF Capacity
Millions mm TIE - Annual
1,700
1,600
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
-
2014
2015
2016
2017
2018
2019
2020
LED wafers
Optical wafers (Camera/ Home Button)
Smartwatch
Display covers - Apple (non captive)
Display covers - Others
TOTAL LARGE AREA Sapphire
Total Installed Capacity (ASF/KY) (w/o Mesa)
Installed ASF Capacity (w/o Mesa)
Tota Capacity if Mesa Online

Sapphire is currently over supplied by the market with future growth dependent on a substantial adoption of sapphire for cover screens by Apple or another major OEM

Source Yole Development: Sapphire Application Market

3.3 ASF R&D capabilities

Although GTAT has reduced its engineering staffing in general, key ASF process engineers were not impacted. In particular:

- All crystal growth experts were retained (Process and Equipment) from both Salem and MMK locations who have been working with ASF technology from inception
- The advanced system integrations group is also intact which is currently taking care of Mesa ASF equipment packing
- MMK Corporate R&D facility is fully equipped for crystal growing, material characterization and cover glass quality testing


R&D expense ($ in millions)
$16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$13.0
$10.8
$13.7
$8.6
$14.4
$8.7
$9.2
$15.1
$8.8
$10.1
2015
2016
2017
2018
Prior Case BP
Base Case BP
Upside Case BP

[redacted]

[redacted]

GTAT's Sapphire R&D, depth of talent pool and available resources will allow it to compete effectively with other industry players

ROTHSCHILD

3.4 GT Crystal Systems

Base Case BP ($ in millions)

GT Crystal Systems - P&L and CF - FY15 - FY18

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
[redacted]												
Revenue	$0.8	$0.2	–	–	$1.0	$8.6	$9.4	$9.4	$9.4	$36.8	$52.5	$70.0
COGS[1]	(1.6)	(2.3)	(1.3)	(1.7)	(6.8)	(7.2)	(7.3)	(7.1)	(7.0)	(28.6)	(39.5)	(47.8)
Gross profit	($0.8)	($2.1)	($1.3)	($1.7)	($5.8)	$1.4	$2.1	$2.2	$2.4	$8.1	$13.0	$22.2
GM %	*(104.8%)*	*na*	*na*	*na*	*na*	*16.5%*	*22.1%*	*23.9%*	*25.7%*	*22.2%*	*24.8%*	*31.7%*
R&D	(3.3)	(3.3)	(2.5)	(2.1)	(11.3)	(2.5)	(2.2)	(2.0)	(1.9)	(8.6)	(8.7)	(8.8)
SG&A	(0.4)	(0.4)	(0.8)	(1.3)	(2.9)	(1.0)	(1.0)	(1.0)	(1.0)	(4.0)	(4.0)	(4.1)
Operating income[1]	($4.5)	($5.8)	($4.6)	($5.1)	($20.0)	($2.1)	($1.1)	($0.7)	($0.5)	($4.4)	$0.4	$9.3
D&A	0.8	0.7	0.6	0.5	2.7	0.6	0.5	0.5	0.5	2.2	2.2	2.2
EBITDA	($3.7)	($5.1)	($4.0)	($4.6)	($17.3)	($1.5)	($0.5)	($0.2)	$0.1	($2.2)	$2.6	$11.5
EBITDA %	*na*	*na*	*na*	*na*	*na*	*(17.6%)*	*(5.7%)*	*(2.2%)*	*0.6%*	*(6.0%)*	*4.9%*	*16.5%*
[redacted]												
Capex	(0.1)	(0.1)	(0.1)	(0.1)	(0.5)	(0.3)	(0.3)	(0.3)	(0.3)	(1.0)	(1.0)	(1.0)
Non-core asset sales	6.9	0.6	6.8	5.0	19.4	1.9	–	–	–	1.9	–	–
[redacted]												
ASF crating costs	(0.4)	(0.8)	(6.0)	(9.8)	(17.0)	–	–	–	–	–	–	–
Net FCF	$2.6	($5.4)	($3.2)	($9.4)	($15.4)	($0.1)	($1.0)	$0.1	$0.5	($0.5)	$4.0	$15.9

Primarily the sale of inventory and equipment in Mesa that is no longer useful to GTAT's business

Notes
1. Reflects build cost (non-cash), installation/upgrade cost (cash), storage cost (cash) and other facility overhead (cash)
2. Since GTAT's ASFs have already been built, the build cost of the ASFs is non-cash. In addition, the Apple Prepayment amount is accounted for as debt reduction. Adjusted EBITDA reflects adjustment to add back COGS (excluding installation/upgrade costs) and deduct Apple repayment amount

3.4 GT Crystal Systems (cont'd)

Upside Case BP ($ in millions)

GT ADVANCED TECHNOLOGIES
Crystal Systems

GT Crystal Systems - P&L and CF - FY15 - FY18

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
[redacted]												
Revenue	**$0.8**	**$0.2**	**–**	**$8.6**	**$9.6**	**$9.4**	**$9.4**	**$9.4**	**$37.5**	**$65.6**	**$140.0**	**$210.0**
COGS[1]	(1.6)	(2.3)	(1.3)	(6.6)	(11.8)	(7.6)	(7.3)	(7.1)	(23.2)	(45.2)	(89.7)	(130.1)
Gross profit	**($0.8)**	**($2.1)**	**($1.3)**	**$2.0**	**($2.2)**	**$1.7**	**$2.1**	**$2.2**	**$14.3**	**$20.4**	**$50.3**	**$79.9**
GM %	*(104.8%)*	*na*	*na*	*23.1%*	*(22.7%)*	*18.6%*	*22.1%*	*23.9%*	*38.2%*	*31.1%*	*35.9%*	*38.1%*
R&D	(3.3)	(3.3)	(2.5)	(2.1)	(11.3)	(2.5)	(2.2)	(2.0)	(1.9)	(8.6)	(9.2)	(10.1)
SG&A	(0.4)	(0.4)	(0.8)	(1.3)	(2.9)	(1.0)	(1.0)	(1.0)	(1.0)	(4.0)	(4.0)	(4.1)
Operating income[1]	**($4.5)**	**($5.8)**	**($4.6)**	**($1.4)**	**($16.3)**	**($1.8)**	**($1.1)**	**($0.7)**	**$11.4**	**$7.9**	**$37.1**	**$65.8**
D&A	0.8	0.7	0.6	0.5	2.7	0.6	0.5	0.5	0.5	2.2	2.2	2.2
EBITDA	**($3.7)**	**($5.1)**	**($4.0)**	**($0.9)**	**($13.7)**	**($1.2)**	**($0.5)**	**($0.2)**	**$12.0**	**$10.1**	**$39.3**	**$68.0**
EBITDA %	*na*	*na*	*na*	*(10.4%)*	*na*	*(12.8%)*	*(5.7%)*	*(2.2%)*	*32.0%*	*15.3%*	*28.1%*	*32.4%*
[redacted]												
Capex	(0.1)	(0.1)	(0.1)	(0.1)	(0.5)	(0.3)	(0.3)	(0.3)	(0.3)	(1.0)	(1.0)	(1.0)
Non-core asset sales	6.9	0.6	6.8	5.0	19.4	1.9	–	–	–	1.9	–	–
[redacted]												
ASF crating costs	(0.4)	(0.8)	(6.0)	(9.8)	(17.0)	–	–	–	–	–	–	–
Net FCF	**$2.6**	**($5.4)**	**($3.2)**	**($6.0)**	**($11.9)**	**$0.2**	**($0.2)**	**$0.2**	**$11.6**	**$11.8**	**$41.3**	**$39.0**

Primarily the sale of inventory and equipment in Mesa that is no longer useful to GTAT's business

Notes
1 Reflects build cost (non-cash), installation/upgrade cost (cash), storage cost (cash) and other facility overhead (cash)
2 Since GTAT's ASFs have already been built, the build cost of the ASFs is non-cash. In addition, the Apple Prepayment amount is accounted for as debt reduction. Adjusted EBITDA reflects adjustment to add back COGS (excluding installation/upgrade costs) and deduct Apple repayment amount

4. GT Solar

4.1 GT Solar

Financial snapshot and comparison to Prior BP

The following summarizes the key financial metrics for GT Solar under the Prior BP and Base Case BP

GT ADVANCED TECHNOLOGIES Solar

Key growth drivers:

- *Cash flow from the Major Customer contract in the Polysilicon segment (substantial receipts expected in 2017 and 2018)*
- *Recovery of the Solar sector, with PV / Poly sales recovering in 2017 / 2018*
- *Growth of Merlin grids and modules product lines during 2016 / 2017*

Key changes from Prior BP:

- *Delay in Major Customer contract*
- *Substantial decrease in the anticipated growth of Merlin*

Key changes for Upside Case BP:

- *Increased Merlin revenue growth in 2017 / 2018*

Revenue ($ in millions)


$400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$47.1
$36.4
$27.5
$108.7
$54.6
$377.6
$85.9
$95.0
$279.0
$310.7
FY14
FY15
FY16
FY17
FY18

EBITDA ($ in millions)


$140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
(20.0)
(40.0)
$5.1
$2.7
($1.6)
$14.1
$6.1
$120.4
$17.3
$21.0
$93.6
$107.5
FY14
FY15
FY16
FY17
FY18

Capex ($ in millions)


$30.0
25.0
20.0
15.0
10.0
5.0
0.0
$0.6
$9.9
$6.6
$26.3
$3.9
$21.3
$3.1
$8.1
$5.6
$13.1
FY14
FY15
FY16
FY17
FY18

FCF ($ in millions)[1]


$140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
(20.0)
(40.0)
($3.5)
($18.0)
($9.6)
($9.7)
($22.3)
($3.0)
($3.1)
$118.7
$60.2
$57.5
$92.6
$95.3
FY14
FY15
FY16
FY17
FY18

Prior BP: Merlin, PV, Poly
Base Case BP: Merlin, PV, Poly
Upside Case BP: Merlin, PV, Poly

Note
1 FCF is calculated as EBITDA minus change in working capital minus capex. 2014 not available on a like-for-like basis

ROTHSCHILD

GT ADVANCED TECHNOLOGIES Solar

4.2 PV / Polysilicon assumptions

Key assumptions

Photovoltaic

- **DSS**
  - Remaining legacy DSS units sold in 2015
    - 23 units still to be sold; 12 sold to date
    - Legacy units sold at a negative gross margin, however, marginally FCF positive due to available inventory
  - Next Gen DSS
    - Moderate R&D expense to complete development ($0.4m per quarter)
    - Sales commence in Q3 FY16, [redacted] attracting a 40% gross margin
    - 10 units to be sold in 2016, increasing to 46 and 91 in 2017 and 2018 respectively
    - Working capital: [redacted] deposit, 3 months build time, acceptance 1 month post shipment; [redacted] holdback
- **HiCz**
  - [redacted] Intellectual property to be sold [redacted] based on discussions with potential buyer

Polysilicon

- **Contract with significant customer:** is projected to provide [redacted] net cash over the remaining life of the contract
  - Revenue recognition policies mean there is a substantial mismatch between cash receipts and disbursements and the time it is recognized on the income statement
    - See following pages for an overview of the anticipated receipts and disbursements
- **Other Poly:** revenue stream from contracts / pre-contracted terms with [redacted]
  - $17.6m revenue in Q4 2015 [redacted] (timing of revenue recognition may be deferred into 2016, minimal cash impact)
  - Ramp-up in [redacted] from pipeline [redacted]
  - Working capital: based on management expectations reflecting terms in negotiations
    - Base line assumption: Deposit rate of [redacted] build time of 9 months and acceptance 9 months post shipment [redacted] holdback

4.3 Update on PV / Polysilicon market

Expectation of market recovery

- *End-market demand has been growing continuously over the past 20 years*
- *Business challenges are driven by periods of excess capacity, not lack of demand*
- *Periods of oversupply have typically been 6-8 years in length*
- *PV / Poly equipment market will recover when excess supply is consumed*

Long-term Polysilicon pricing trends


40 Year Trendline for Pricing = -$0.30 / year
Economical Capacity Utilization
Average Long Term Contract Price ($/kg)
160%
140%
120%
100%
80%
60%
40%
20%
0%
$80
$70
$60
$50
$40
$30
$20
$10
$0
1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015
Capacity Utilization (%)
Selling Price ($/kg)

Polysilicon industry capacity vs. forecasted demand

- Stabilizing polysilicon prices in 2015 / 2016
- Projected tightening of polysilicon supply in 2017 / 2018


Inflection point as demand exceeds supply
PV Expected Case (99 GW in 2018)
PV Lower Case (68 GW in 2018)
Semi Demand
Total Capacity
Economical Capacity
600,000
500,000
400,000
300,000
200,000
100,000
0
Silicon shipments (MT/yr)
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018

PV/DSS market recovery anticipated in late 2016, while Polysilicon market recovery is expected in middle of 2017

ROTHSCHILD

4.4 Update on lead Poly customer

1 **[redacted] remains GTAT's largest customer, with an existing contract in place for total sales of over $300m, and significant future net cash proceeds** [redacted]

[redacted]

2 **[redacted] financially committed to the project**

- GTAT has already received a deposit of $96m, paid in 2012
- Over $50m of inventory for phase 1 of the contract was procured and is in a Korea warehouse
  - Fabrication began, but was stopped. Nothing has been delivered

3 **As current silicon market conditions are difficult, [redacted] has asked to delay delivery to match their forecasted demand**

- Delivery of 1st half of contract was scheduled to begin May 2016
- [redacted] extension fee assumed [redacted]

4 [redacted]

[redacted], GTAT plans to negotiate with [redacted] to collect a fee in order to delay deliveries

4.4 Update on lead Poly customer (cont'd)

Given the revenue recognition policies, there is a substantial timing mismatch between the revenue and cash receipts

- For example, the Company is anticipating $90m of receipts in 2017, but zero revenue is recognized
- The table below presents a reconciliation of the receipts / disbursement schedule vs. the P&L / cash flow per the Base Case BP

Lead Poly customer receipts and disbursements schedule and reconciliation to P&L($ in millions)

	To date	2015 Q3	2015 Q4	2016 Q1	2016 Q2	2016 Q3	2016 Q4	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2019 Q1	2019 Q2	2019 Q3	2019 Q4	Total
[redacted]																				
Cash Receipts	$96.9	–	–	[redacted]	–	–	–	–	$23.1	$66.6	–	–	–	$8.7	$94.0	–	–	–	$13.1	[redacted]
[redacted]																				
Revenue	–	–	–	[redacted]	–	–	–	–	–	–	–	$46.0	$92.1	–	–	–	–	$13.1	$151.2	[redacted]
[redacted]																				

ROTHSCHILD

GT ADVANCED TECHNOLOGIES Solar

4.5 Merlin assumptions

Key assumptions

Base Case BP	■ **Merlin Grids**
	– Overall production capacity based on 1 line (100MW each) running by Q1 2016 with a further line added in each of 2016 and 2017, and two more lines added in 2018 to deliver a total of 500MW capacity
	  – Currently the Company only has a pilot line running
	  – Each line costs approximately $2.5m [redacted]
	  – Inclusive of other capital expenditure and vendor deposits, result in the following capex profile
	  – 2015: $4.6m, 2016: $2.9m, 2017: $3.1m 2018: $5.6m
	– [redacted]
	– No equipment revenue reflected in the model. Grid customers expected to buy attach and layup tools [redacted]
	– Operations in Thailand performed by third party manufacturer [redacted]
	  – Currently under a six month contract (with extensions planned every 12 months)
	  – GTAT will invest the capital required to install the production lines and will contribute its technical expertise
	  – The partner, [redacted] has a facility that can already accommodate one line and will hire the employees, source the production materials and operate the line
	  – Partner compensation to be finalized (either via a cost-plus structure / fixed price per grid produced)
	  – Waree is a planned customer of the grids with exclusivity in India
	– Inventory assumed to be built 2 months in advance of shipment
	■ **Merlin Modules**
	– Complete installation of attach and layup tools by end of 2015 giving the business effective annual capacity of ~20MW
	  – Total capital needed in 2015 of $2m of which the full amount has been invested
	  – No capital investment after 2015
	– [redacted]

Upside Case BP	■ **Merlin Grids** – Three additional lines added in 2017 rising to five additional lines added by 2018 raising total capacity to 1,000MW – Incremental capital required: 2017: $5.0m, 2018: $7.5m ***No other changes***

4.6 Merlin update

1 **Merlin is still in an early stage of its production ramp, and GTAT is working through process engineering issues typical of a new high volume production process**

- Delay in moving into new facilities and delivery of critical capital equipment

2 **In addition, the research and development team is currently fine tuning the manufacturing process**

- [redacted]

3 **Revenue remains minimal, resulting in a cost / burn rate of approximately $2m per quarter (pre capex expenditures)**

- Customer pilot schemes remain in development phase
  - Minimal revenue of $1.5m expected in FY15 under both the Base Case BP and Upside Case BP
  - FY15 cash burn of approximately $9m excluding capex
- It is estimated that the Company needs to invest at least a further $6.7m of capital expenditures before it achieves profitability
  - $5.4m already spent, bringing total capex to achieve break-even of $12.1m

4 **Management has hired an external consultant to further evaluate the business and provide an external perspective**

- Initial results expected by the end of September

[redacted] management has curbed their growth expectations accordingly in the Base Case BP / Upside Case BP

4.6 Merlin update (cont'd)

The Prior BP assumed a more aggressive ramp-up of Merlin with significantly greater capex spend up-front

- If product uptake exceeds currently forecasted demand, GTAT has the option to increase capex spending to meet demand

Merlin quarterly revenue forecast under Prior BP, Base Case BP and Upside Case BP ($ in millions)


Capex spend
FY15 FY16 FY17 FY18
Prior Case BP ($9.9) ($25.3) ($21.3) n.a.
Base Case BP (6.6) (2.9) (3.1) (5.6)
Upside Case BP (6.6) (2.9) (8.1) (13.1)
Quarterly revenue run-rate
$60.0
50.0
40.0
30.0
20.0
10.0
0.0
$52.4
$11.0
$8.7
20.0
12.1
Actual revenue YTD for Merlin is $0.7m vs. forecasted revenue of $1.3m in the Prior BP
Q1'15
Q3'15
Q1'16
Q3'16
Q1'17
Q3'17
Q1'18
Q3'18
Prior Case BP
Base Case BP
Upside Case BP

ROTHSCHILD

Facing Page 38

Summary performance – P&L and CF (Upside Case BP)

Merlin - P&L and CF - FY15 - FY18

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
Grids	–	–	–	–	–	$1.8	$3.6	$3.6	$4.5	$13.6	$31.8	$68.2
Modules	0.2	0.5	0.3	0.5	1.5	1.5	2.5	3.0	3.0	10.0	12.0	12.0
Revenue	**$0.2**	**$0.5**	**$0.3**	**$0.5**	**$1.5**	**$3.3**	**$6.1**	**$6.6**	**$7.5**	**$23.6**	**$43.8**	**$80.2**
[redacted]												
Operating income	**($1.8)**	**($1.9)**	**($3.1)**	**($2.5)**	**($9.3)**	**($1.0)**	**($0.0)**	**$0.3**	**$0.7**	**$0.1**	**$7.7**	**$22.9**
D&A	–	0.0	0.0	0.1	0.1	0.3	0.4	0.4	0.4	1.6	2.3	3.7
EBITDA	**($1.8)**	**($1.9)**	**($3.1)**	**($2.5)**	**($9.2)**	**($0.7)**	**$0.4**	**$0.8**	**$1.1**	**$1.6**	**$10.0**	**$26.6**
EBITDA %	*n.m.*	*n.m.*	*n.m.*	*n.m.*	*n.m.*	*(20.4%)*	*6.5%*	*11.6%*	*15.1%*	*6.9%*	*22.8%*	*33.2%*
[redacted]												
Capex	(0.4)	(1.3)	(0.8)	(4.1)	(6.6)	(2.4)	(0.2)	(0.2)	(0.2)	(2.9)	(8.1)	(13.1)
FCF	**($2.4)**	**($3.1)**	**($3.9)**	**($6.6)**	**($16.0)**	**($4.3)**	**($0.9)**	**$0.5**	**$0.4**	**($4.2)**	**($0.3)**	**$7.5**

4.7 Merlin™ financials

Summary performance – P&L and CF (Base Case BP)

Merlin - P&L and CF - FY15 - FY18

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
Grids	–	–	–	–	–	$1.8	$3.6	$3.6	$4.5	$13.6	$22.7	$36.4
Modules	0.2	0.5	0.3	0.5	1.5	1.5	2.5	3.0	3.0	10.0	12.0	12.0
Revenue	**$0.2**	**$0.5**	**$0.3**	**$0.5**	**$1.5**	**$3.3**	**$6.1**	**$6.6**	**$7.5**	**$23.6**	**$34.7**	**$48.4**
[redacted]												
Operating income	**($1.8)**	**($1.9)**	**($3.1)**	**($2.4)**	**($9.2)**	**($1.0)**	**($0.0)**	**$0.3**	**$0.7**	**$0.1**	**$4.4**	**$10.3**
D&A	–	0.0	0.0	0.1	0.1	0.3	0.4	0.4	0.4	1.6	1.9	2.5
EBITDA	**($1.8)**	**($1.9)**	**($3.1)**	**($2.3)**	**($9.1)**	**($0.7)**	**$0.4**	**$0.8**	**$1.1**	**$1.6**	**$6.3**	**$12.7**
EBITDA %	*n.m.*	*n.m.*	*n.m.*	*n.m.*	*n.m.*	*(20.4%)*	*6.5%*	*11.6%*	*15.2%*	*6.9%*	*18.1%*	*26.3%*
[redacted]												
Capex	(0.4)	(1.3)	(0.8)	(4.1)	(6.6)	(2.4)	(0.2)	(0.2)	(0.2)	(2.9)	(3.1)	(5.6)
FCF	**($2.4)**	**($3.1)**	**($3.9)**	**($6.5)**	**($15.9)**	**($4.2)**	**($0.9)**	**$0.5**	**$0.4**	**($4.2)**	**$2.5**	**$4.8**

Upside Case BP

Facing Page 39

	2015	2016	2017	2018
Revenue ($ in millions)	Total: $27.5m	[redacted]		


MerlinM
$1.5
6%
PV
$5.3
19%
Poly
$20.6
75%

Gross margin / % contribution to GT Solar

[redacted]

PV


50.0%
40.0%
30.0%
20.0%
10.0%
–
(10.0%)
(20.0%)
(30.0%)
40.0%
40.0%
40.0%
27.2%
14.2%
11.2%
(10.4%)
(24.9%)
2015
2016
2017
2018

Polysilicon


140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
–
133.6%
82.0%
51.6%
60.8%
27.8%
37.1%
2015
2016
2017
2018

% contribution to GT Solar — Gross margin % — Major Poly customer

4.8 GT Solar financial overview

Base Case BP

	2015	2016	2017	2018
Revenue ($ in millions)	Total: $27.5m	[redacted]		


MerlinG
–
0%
MerlinM
$1.5
6%
PV
$5.3
19%
Poly
$20.6
75%

Gross margin / % contribution to GT Solar

[redacted]


PV
50.0%
40.0%
30.0%
20.0%
10.0%
–
(10.0%)
(20.0%)
(30.0%)
40.0%
40.0%
40.0%
30.6%
11.2%
15.9%
(10.3%)
(24.9%)
2015
2016
2017
2018


Polysilicon
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
–
132.2%
82.0%
51.6%
31.2%
68.2%
37.1%
27.8%
2015
2016
2017
2018

% contribution to GT Solar — Gross margin % — Major Poly customer

ROTHSCHILD

Facing Page 40

Summary performance – P&L and CF (Upside Case BP)

GT Solar - P&L and CF - FY15 - FY18

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
Photovoltaic	$0.1	$1.9	$1.1	$2.3	$5.3	–	–	$2.3	$2.3	$4.5	$20.7	$41.0
Polysilicon	0.2	2.9	–	17.6	20.6	4.0	–	18.0	4.5	26.5	30.5	189.6
Merlin	0.2	0.5	0.3	0.5	1.5	3.3	6.1	6.6	7.5	23.6	43.8	80.2
Revenue	**$0.5**	**$5.3**	**$1.4**	**$20.3**	**$27.5**	**$7.3**	**$6.1**	**$26.9**	**$14.3**	**$54.6**	**$95.0**	**$310.7**
COGS	(1.5)	(3.8)	(3.7)	(5.8)	(14.8)	(3.0)	(5.0)	(21.5)	(9.0)	(38.6)	(64.6)	(195.1)
Gross profit	**($1.0)**	**$1.5**	**($2.4)**	**$14.6**	**$12.7**	**$4.3**	**$1.1**	**$5.4**	**$5.3**	**$16.1**	**$30.4**	**$115.6**
Total GM %	*(218.9%)*	*28.9%*	*(175.7%)*	*71.7%*	*46.1%*	*58.7%*	*18.3%*	*20.1%*	*36.9%*	*29.4%*	*32.0%*	*37.2%*
R&D	(2.5)	(2.5)	(2.6)	(2.6)	(10.2)	(2.2)	(2.1)	(2.1)	(2.1)	(8.5)	(8.6)	(8.7)
SG&A	(1.2)	(1.0)	(1.2)	(1.1)	(4.5)	(0.9)	(0.8)	(0.9)	(0.9)	(3.4)	(3.5)	(3.5)
Commission	–	–	–	–	–	–	–	–	–	–	–	–
Operating income	**($4.7)**	**($2.0)**	**($6.2)**	**$10.9**	**($2.1)**	**$1.2**	**($1.8)**	**$2.5**	**$2.3**	**$4.1**	**$18.4**	**$103.4**
D&A	0.0	0.1	0.1	0.2	0.4	0.3	0.5	0.5	0.6	2.0	2.7	4.1
EBITDA	**($4.7)**	**($1.9)**	**($6.1)**	**$11.0**	**($1.7)**	**$1.6**	**($1.3)**	**$3.0**	**$2.9**	**$6.1**	**$21.0**	**$107.5**
EBITDA %	*n.m.*	*(35.9%)*	*(450.9%)*	*54.2%*	*(6.2%)*	*21.5%*	*(21.8%)*	*11.0%*	*20.4%*	*11.2%*	*22.1%*	*34.6%*
Changes in working capital	10.3	1.7	2.0	(15.4)	(1.4)	(1.0)	(0.9)	(1.6)	(1.9)	(5.4)	44.6	0.9
Capex	(0.4)	(1.3)	(0.8)	(4.1)	(6.6)	(2.7)	(0.4)	(0.4)	(0.4)	(3.9)	(8.1)	(13.1)
FCF	**$5.2**	**($1.5)**	**($4.8)**	**($8.5)**	**($9.7)**	**($2.0)**	**($2.7)**	**$1.0**	**$0.6**	**($3.1)**	**$57.5**	**$95.3**

4.8 GT Solar financial overview (cont'd)

Summary performance – P&L and CF (Base Case BP)

GT Solar - P&L and CF - FY15 - FY18

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
Photovoltaic	$0.1	$1.9	$1.1	$2.3	$5.3	–	–	$2.3	$2.3	$4.5	$20.7	$41.0
Polysilicon	0.2	2.9	–	17.6	20.6	4.0	–	18.0	4.5	26.5	30.5	189.6
Merlin	0.2	0.5	0.3	0.5	1.5	3.3	6.1	6.6	7.5	23.6	34.7	48.4
Revenue	**$0.5**	**$5.3**	**$1.4**	**$20.3**	**$27.5**	**$7.3**	**$6.1**	**$26.9**	**$14.3**	**$54.6**	**$85.9**	**$279.0**
COGS	(1.5)	(3.8)	(3.7)	(5.6)	(14.7)	(3.0)	(5.0)	(21.5)	(9.0)	(38.6)	(58.8)	(175.9)
Gross profit	**($1.0)**	**$1.5**	**($2.4)**	**$14.7**	**$12.8**	**$4.3**	**$1.1**	**$5.4**	**$5.3**	**$16.1**	**$27.1**	**$103.0**
Total GM %	*(218.9%)*	*28.9%*	*(175.7%)*	*72.3%*	*46.6%*	*58.7%*	*18.3%*	*20.1%*	*36.9%*	*29.4%*	*31.5%*	*36.9%*
R&D	(2.5)	(2.5)	(2.6)	(2.6)	(10.2)	(2.2)	(2.1)	(2.1)	(2.1)	(8.5)	(8.6)	(8.7)
SG&A	(1.2)	(1.0)	(1.2)	(1.1)	(4.5)	(0.9)	(0.8)	(0.9)	(0.9)	(3.4)	(3.5)	(3.5)
Commission	–	–	–	–	–	–	–	–	–	–	–	–
Operating income	**($4.7)**	**($2.0)**	**($6.2)**	**$11.0**	**($1.9)**	**$1.2**	**($1.8)**	**$2.5**	**$2.3**	**$4.1**	**$15.0**	**$90.8**
D&A	0.0	0.1	0.1	0.2	0.4	0.3	0.5	0.5	0.6	2.0	2.3	2.8
EBITDA	**($4.7)**	**($1.9)**	**($6.1)**	**$11.1**	**($1.6)**	**$1.6**	**($1.3)**	**$3.0**	**$2.9**	**$6.1**	**$17.3**	**$93.6**
EBITDA %	*n.m.*	*(35.9%)*	*(450.9%)*	*54.8%*	*(5.7%)*	*21.5%*	*(21.8%)*	*11.0%*	*20.4%*	*11.2%*	*20.2%*	*33.6%*
Changes in working capital	10.3	1.7	2.0	(15.5)	(1.5)	(0.9)	(0.9)	(1.6)	(1.9)	(5.3)	46.0	4.6
Capex	(0.4)	(1.3)	(0.8)	(4.1)	(6.6)	(2.7)	(0.4)	(0.4)	(0.4)	(3.9)	(3.1)	(5.6)
FCF	**$5.2**	**($1.5)**	**($4.8)**	**($8.5)**	**($9.6)**	**($2.0)**	**($2.7)**	**$1.0**	**$0.6**	**($3.0)**	**$60.2**	**$92.6**

5. GT Industrial

5.1 Hyperion update

Overview

Hyperion does not fit into GTAT's portfolio:

- Business segment outside of GTAT's customer base and core competencies in crystal growth
- Engineering processes have no synergies with other business segments
- Long lead time to potential revenue
- GTAT is not in a position to fund cash expenditures of ~$1.2m/quarter required in the near term to support continued development
- Execution risk has also increased as GTAT has been unable to find a partner willing to take on the system integration aspects of the medical solution
  - Providing a system level solution leads to significantly greater liabilities versus selling a component to a system integrator

GTAT is in the final stages of divesting Hyperion for expected cash proceeds of $1.1m

5.1 Hyperion update (cont'd)

Sale rationale

1 **Hyperion is a division of GTAT located in Danvers, which employs 17 people and is focused on the development of a commercial ion implanter**

- Currently in a pre-revenue stage of its business development life cycle

2 **To date, Hyperion has not received any firm orders**

- The business had a projected negative FCF of approximately $1.8m per quarter per the Prior BP

3 **Following discussion with the Board, the Company commenced a sale process for Hyperion in July**

- Mothballing the business was not viewed as a value maximizing option for the estate as it would result in the loss of key staff and would make any future value recovery unlikely

4 **Rothschild has run an extensive M&A process for the Hyperion business**

- Commenced on July 7th
  - Approached 102 parties, including 32 venture capital firms, 32 other financial buyers and 38 strategics
  - Also posted an announcement on the court docket on August 6th for any interested parties to contact Rothschild directly

[redacted]

Facing Page 44



5.1 Hyperion update (cont'd)

Results of the sale process

5 [redacted]

6 **The terms of Ted Smick's offer are as follows:**

- $1.1m for Hyperion assets and intellectual property
  - Originally $750,000 but subsequently increased to $1.1m following negotiations
  - As part of the transaction, Ted Smick will offer all current employees employment, assume certain employee liabilities relating to accrued vacation, and assume existing purchase orders and property related liabilities
- Acquiring company will be a newly formed entity: Neutron Therapeutics
- The initial funding will be provided by Buckley Systems Limited of New Zealand
- Only condition noted was due diligence, expected to be minimal given Mr. Smick's existing knowledge of the business
- No additional approvals required

Estimated wind-down costs vs. sale

Estimated wind-down costs vs. Ted Smick LOI ($ in thousands)	Wind-down	Ted Smick LOI
Proceeds from sale of assets	$100.0	*n.a.*
Proceeds from sale of IP	*TBD*	*n.a.*
Total proceeds [1]	**$100.0**	**$1,100.0**
Post-petition Accounts Payable as of Aug 31	($48.1)	($48.1)
Open non-cancellable purchase orders as of Aug 31	(101.5)	–
Employee-related costs:		
Severance	(221.3)	–
Accrued vacation as of Aug 31	(47.1)	–
Property exit costs:		
Lease expense through October 31	(25.0)	(25.0)
Facility clean-up	(75.0)	–
Environmental clean-up / disposal	(35.0)	–
Moving expenses (riggers)	(50.0)	–
Legal expenses	–	(100.0)
Operating expenditures from mid-Sept to mid-Oct	–	(362.0)
Total expenses	**($603.1)**	**($535.1)**
Net proceeds / (expenses) to estate	**($503.1)**	**$564.9**

Note

1 Wind-down proceeds based on estimates from management. Ted Smick's LOI based on letter received August 7th adjusted for subsequent conversations which assumes purchase of all assets and IP

5.1 Hyperion update (cont'd)

Wind-down vs. sale

7

Management compared the sale of Hyperion in mid-October to a wind-down of the estate in mid-September. Key assumptions were as follows:

- Proceeds from sale of assets under a wind-down scenario expected to be minimal given the equipment is highly customized and Hyperion specific
  - IP value shown as TBD; any such value is highly speculative without Hyperion's employees
- GTAT assumed to pay for post-petition accounts payable under both scenarios
- Open purchase orders as of August 31st:
  - Assumes non-cancellable open purchase orders would become post-petition admin claims in a wind-down
  - Per discussions with Ted Smick and pending further due diligence, Neutron Therapeutics intends to assume open purchase orders and the related liabilities
- Employee-related costs:
  - Severance: $221k incurred in a wind-down for the 17 employees. Neutron Therapeutics intends to offer all employees employment contracts
  - Accrued vacation of $47k. Per discussion with Ted Smick, Neutron Therapeutics intends to assume vacation liabilities for employees
- Property exit costs:
  - Building lease: Danvers lease has been extended through October 31, 2015
  - Facility clean-up: Clean-up and modifications to the facility to return it to previous state in a wind-down scenario
  - Moving expenses (riggers): Cost of employing riggers for two weeks to facilitate a wind-down
- Assumed legal expenses of $100k in a sale scenario to negotiate the APA and attend court hearings / file motions
- Operating expenditures of ~$362k estimated to run Hyperion from mid-September (assumed date of a wind-down) to mid-October (assumed closing date of a sale)

8

Management and the Company's advisors will recommend to the Board that Ted Smick's offer be accepted. The APA is currently being negotiated

- A $250,000 deposit is currently being arranged
- Assuming a binding bid is received by September 14th, GTAT intends to file a sale motion shortly thereafter and to close the sale in mid October

5.2 ASMG

Summary performance & key assumptions

Key assumptions

ASMG

- ASMG business largely unchanged. Key initiatives to drive revenue growth include:
  - Development of sapphire as an alternative to quartz in semiconductor equipment
  - Increased size of Ti:Sapphire amplifier crystals from 8" to 11"
  - Continued development of large high quality optical sapphire
- [redacted]
- Maintenance capex of $80k per annum

ASMG P&L and CF - FY15 - FY18

	Q1	Q2	Q3	Q4	FY15	Q1	Q2	Q3	Q4	FY16	FY17	FY18
Revenue	$1.8	$2.1	$2.2	$2.2	$8.3	$2.3	$2.3	$2.3	$2.3	$9.2	$10.1	$11.1
[redacted]												
Operating income	$1.1	$1.5	$1.0	$1.0	$4.6	$1.0	$1.1	$1.1	$1.1	$4.2	$5.0	$5.5
D&A	–	–	–	–	–	–	–	–	–	–	–	–
EBITDA	$1.1	$1.5	$1.0	$1.0	$4.6	$1.0	$1.1	$1.1	$1.1	$4.2	$5.0	$5.5
EBITDA %	*59.5%*	*69.0%*	*46.1%*	*45.3%*	*54.6%*	*45.1%*	*46.2%*	*46.2%*	*46.1%*	*45.9%*	*49.5%*	*49.9%*
[redacted]												
Capex	(0.0)	(0.0)	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)
FCF	$1.9	$1.7	$1.6	$1.2	$6.3	$0.8	$0.9	$1.1	$1.0	$3.8	$4.7	$4.7

570387

6. Liquidity and preliminary funding need

Facing Page 48

Bridge from Prior BP to Base Case BP / Upside Case BP to Dec 2016

The table below presents the key changes to the BP. Both sets of financials assume a January 31, 2016 emergence. Key differences to Dec-16 are as follows:

- Higher actual performance to end of August 2015 (+$7.9m)
- [redacted]
- Lower Merlin gross profit (-$26.8m), offset by lower Merlin capital expenditure (+$23.7m)
- Recent RIF resulting in reduced R&D and SG&A spend (+$29.5m)
- [redacted]
- Reduced incentive payments and lower commissions (+$11.3m)
- Reduced tax payments (+$12.6m)
- Increase in net exit financing (+$35.9m)

Bridge from CIM financials to updated Business Plan ($ in millions)

	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16
Prior BP closing cash	**$109.4**	**$97.6**	**$87.5**	**$80.1**	**$83.2**	**$105.8**	**$92.6**	**$90.4**	**$79.6**	**$74.4**	**$75.9**	**$77.6**	**$79.1**	**$78.0**	**$89.4**	**$92.3**	**$94.0**	**$81.3**
Adjustment for final DIP terms	12.7	13.6	14.7	16.3	20.6	23.7	23.9	23.7	23.7	23.7	23.7	23.7	23.7	23.7	23.7	23.7	23.7	23.7
Adjustment for exit financing assumptions	–	–	–	–	–	–	–	(73.1)	(73.1)	(73.1)	(73.1)	(73.1)	(73.1)	(73.1)	(73.1)	(73.1)	(73.1)	(73.1)
Prior BP closing cash (w/ final DIP / exit financing)	**$122.1**	**$111.2**	**$102.2**	**$96.4**	**$103.8**	**$129.5**	**$116.5**	**$41.0**	**$30.2**	**$25.0**	**$26.5**	**$28.2**	**$29.8**	**$28.6**	**$40.0**	**$43.0**	**$44.7**	**$31.9**
Actual performance to end of August	5.5	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9	7.9
Key business plan changes:																		
Reduced ASF sales (net of ARA & selling costs)	–	–	(5.7)	(12.5)	(34.6)	(50.5)	(56.9)	(58.3)	(63.3)	(68.1)	(72.3)	(80.6)	(82.1)	(78.8)	(100.8)	(102.1)	(98.7)	(114.5)
Reduced Merlin Gross Profit	–	–	(1.2)	(1.8)	(2.4)	(3.0)	(3.2)	(3.6)	(3.7)	(4.8)	(6.2)	(7.6)	(10.4)	(13.6)	(16.7)	(20.5)	(24.4)	(26.8)
Cost saving initiatives:																		
Reduced Merlin Capex	–	–	1.3	0.4	(0.0)	1.3	3.8	2.7	6.4	10.1	11.3	13.8	13.7	13.7	13.6	13.6	13.5	23.7
RIF - Reduced R&D and SG&A	–	–	1.0	2.2	4.0	3.8	5.8	7.6	9.7	11.9	14.0	16.2	18.3	20.7	22.7	25.0	27.3	29.5
Reduced incentive payments & lower commissions	–	–	–	–	–	(0.1)	(0.0)	0.1	0.3	0.5	0.8	1.2	2.0	3.1	3.8	4.4	4.9	11.3
Other:																		
Reduced tax payments	–	–	–	–	–	–	–	–	–	0.9	1.4	0.9	0.6	(0.3)	8.6	8.7	8.2	12.7
Professional fees	–	–	(0.7)	0.1	(0.5)	(1.3)	(5.9)	(12.6)	(5.8)	(5.8)	(5.8)	(5.8)	(5.8)	(5.8)	(5.8)	(5.8)	(5.8)	(5.8)
Increase in net exit financing	–	–	–	–	–	–	–	35.9	35.9	35.9	35.9	35.9	35.9	35.9	35.9	35.9	35.9	35.9
Other	–	–	2.4	(1.5)	1.7	3.8	6.1	5.3	8.4	11.4	11.5	18.7	23.2	25.1	19.4	21.7	21.0	19.5
Base Case BP closing cash	**$127.6**	**$119.1**	**$107.3**	**$91.3**	**$79.9**	**$91.3**	**$74.0**	**$26.1**	**$26.0**	**$25.0**	**$25.1**	**$28.8**	**$33.2**	**$36.5**	**$28.7**	**$31.7**	**$34.5**	**$25.4**
Upside from ASF sales	–	–	–	–	–	3.3	3.3	0.0	0.0	(0.0)	0.0	0.9	3.8	0.9	0.9	6.8	3.9	9.7
Upside Case BP closing cash	**$127.6**	**$119.1**	**$107.3**	**$91.3**	**$79.9**	**$94.7**	**$77.3**	**$26.1**	**$26.0**	**$25.0**	**$25.1**	**$29.6**	**$37.0**	**$37.5**	**$29.6**	**$38.4**	**$38.4**	**$35.1**

6.1 Updated liquidity outlook

The following presents GTAT's liquidity projections based on the Prior Business Plan and the Updated Business Plan:

Consolidated closing cash forecast ($ in millions)


$140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
January 2016: Projected emergence date
[redacted]
Assumes $24.0m tax refund is received in December
Prior BP
Base Case BP
Upside Case BP

	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	Jan-16	Feb-16	Mar-16	Apr-16	May-16	Jun-16	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16
Prior BP	$122.1	$111.2	$102.2	$96.4	$103.8	$129.5	$116.5	$41.0	$30.2	$25.0	$26.5	$28.2	$29.8	$28.6	$40.0	$43.0	$44.7	$31.9
Base Case BP	127.6	119.1	107.3	91.3	79.9	91.3	74.0	26.1	26.0	25.0	25.1	28.8	33.2	36.5	28.7	31.7	34.5	25.4
Upside Case BP	127.6	119.1	107.3	91.3	79.9	94.7	77.3	26.1	26.0	25.0	25.1	29.6	37.0	37.5	29.6	38.4	38.4	35.1

6.2 Update on other key liquidity drivers

Overview

Overview of other key short term liquidity drivers	
a) Tax refund	▪ Unchanged ▪ **$24.0m** expected to be received in December 2015
b) Mesa crating costs	▪ Reduced costs with greater certainty through external contractor ▪ Further **$13.0m** due to be spent by the end of 2015 ▪ Full year expense of $17.0m vs. Prior BP estimate of $18.5m
c) Non-core assets sales	▪ **$13.7m** of sales achieved to date at 99% of the Hilco appraised valuation ▪ Further **$7.6m** in proceeds expected by January 2016 ▪ Management has a reasonable degree of comfort of achieving the target
d) Mesa fire insurance claim	▪ GTAT has submitted a partial claim for **$10m** ▪ In discussions with carrier regarding valuation, expected recovery is uncertain ▪ [redacted]

ROTHSCHILD

6.2 Update on other key liquidity drivers (cont'd)

a) Tax refund

2014 tax return and carry back claim for $24.7m were filed in August

IRS currently reviewing the carry back claim to determine if it will be surveyed or audited

- IRS representative has verbally indicated they would prefer to survey the return (which would result in a quicker pay-out of the return)

Update on IRS pre-petition claim of $45m:

- GTAT and Appeals are in verbal agreement that the Company's tax position taken was appropriate with some minor adjustments
- Closing agreement is currently with the IRS National Office for review
- IRS requested and GTAT granted a statute extension through June 2016
  - While the carryback claim and the matter in Appeals are technically separate, the refund would have been delayed without the statute extension

$24.0m tax refund still expected to be received in December 2015

Mesa Crating Project schedule

Phase 1: Top side chamber disassembly and Hot Zone (HZ) removal to be completed by early November

Phase 2: Lower chamber and subassembly disassembly to be completed by end of December

Phase 3: Top side component packaging and HZ crating to be completed by early November

Phase 4: Lower chamber and subassembly crating to be completed by end of December

Phase 5: Mezzanine disassembly and crating to be completed by early December

Project Schedule	Phase 1	Phase 2	Phase 3	Phase 4	Phase 5
31-Aug			Deposit Paid		
7-Sep					
14-Sep					
21-Sep	120		120		
28-Sep	320		320		
5-Oct	320	13	320		
12-Oct	400	15	400	10	
19-Oct	320	35	320	35	
26-Oct	360	270	360	264	
2-Nov	298	240	298	264	18
9-Nov		272		264	18
16-Nov		220		220	15
23-Nov		198		198	9
30-Nov		300		300	15
7-Dec		270		270	15
14-Dec		170		178	18
21-Dec		135		135	
Total	**2138**	**2138**	**2138**	**2138**	**108**

6.2 Update on other key liquidity drivers (cont'd)

b) Mesa Crating costs

Major Contractor Status

- **Omega Morgan (disassembly & crating scope):** Contract of $8.7m (~$1m below budget), signed and executed. Down payment of $2.2m received by Omega
- **Brycon (Make-Safe & Demo: disconnecting utilities to 108 mezzanines):** Contract of $786k (~$200k below budget). Signed and finalized
- **Belfor (Furnace Cleaning):** Contract of $1.1m (~$2m below budget). Contract 99% agreed. Targeting signature week of Sept 7th

GTAT is investigating if this cost will be covered by insurance provider (FM)

Recent highlights / milestones:

- Contractors awarded....Omega Morgan awarded and down payment received by September 31st deadline for ordering crating materials
- Kick-Off meeting....successful kick-off meeting conducted September 1st thru the 2nd in Mesa with all contractors and landlord
- Early mobilization....identified early mobilization opportunities for the week of September 7th
- CCIC (Chinese Used Equipment Certification)....inspection conducted Sept 1st thru the 3rd and preliminary feedback looks like the Company has only minor corrective actions. Final report expected the week of September 7th

Current challenges:

- Dispositioning remaining inventory (make way for ASF storage)....The current area designated for ASF storage still housing substantial GTAT inventory (equipment, consumables, etc.). Will need to be aggressive with dispositioning to ensure removal ASAP
- Landlord....still very difficult to work, although doing our best to manage with the priority to not impact the contractors schedule as this will have financial implications

Successful kick-off meeting on September 1st with substantial mobilization planned for September 21st

6.2 Update on other key liquidity drivers (cont'd)

c) Non-core assets sales

Base Case BP has a remaining $7.6m sold by January 2016

Key items still to be sold:

- Meyer Burger Saws
- Sapphire meltstock and recycle
- Miscellaneous equipment
- Boule / Recycle
- Scrap metal

GT has continued to progress its disposal of non-core assets from its facility in Mesa

- $13.7m of sales achieved to date

	Item	Customer	YTD Sales	Hilco GOLV	% of Hilco	Comment
Direct Sales	[redacted]					
	Total Direct Sales		$ 10.67	$ 10.98	97%	
Auction Sales	[redacted]					
	Total Auction proceeds		$ 3.05	$ 2.95	104%	
	Total Mesa Asset Sales to Date		**$ 13.72**	**$ 13.93**	**99%**	

	Timing of Cash	1H15	Q3	Q4	Total	Comment
Timing of Cash	[redacted]					
	Total	**$ 10.0**	[redacted]		**$ 30.0**	
	DIP Budget	$ 9.0	$ 6.8	$ 5.1	$ 20.9	
	Delta	$ 1.0	$ (3.0)	$ 11.0	$ 9.1	

Sales to date have been in line with the Hilco Appraisal

6.2 Update on other key liquidity drivers (cont'd)

d) Mesa Fire Insurance Claim

GTAT has submitted a partial claim for $10m

- FM Global ("FM") has offered to provide an initial payment of $2m

33 Intego tools have been determined a total loss; 18 units being evaluated for restoration/repair

[redacted]

- FM has hired a 3rd party to estimate the cost of repairing the 18 Intego units not considered a total loss

Cleaning of ASF units in Mesa

- GTAT has submitted a cleaning estimate of $1m based on a vendor quote
- FM has not concluded that the soot and char residue requires cleaning – therefore has not agreed to pay for cleaning costs
- FM is scheduled to review test results of samples taken in Mesa and is having a third party consultant review the cleaning estimate over the next 2 weeks

Apple is listed as a loss payee on property insurance policy

- Apple ignored GTAT's request for a waiver of proceeds related to Intego tools
- Paul Hastings and FM's counsel are in discussion as to how to proceed

GTAT and FM Global have agreed to reconvene once FM has completed their assessment of Intego tool loss values and the need for cleaning (tentatively 9/16)

Facing Page 54

Key assumptions

- Emergence date: January 31st, 2016
- Financing on exit
  - 3% fees on exit financing
  - New capital per POR term sheet (PIK secured convertible debt)
- Professional fees to be paid post-emergence
  - Rothschild and HL completion fees per Court approved Engagement Letters ($7m)
  - Estimated additional $5.7m relating to converts / sponsor advisors [1]
- Post emergence minimum liquidity requirement of $25m
- Estimated administrative claims of $47.8m [2] excluding professional fees (summary below)

Admin Claims overview ($ in millions) [3]

Type	GTAT Inc.	GTAT Corp	GT HK	Other	Total
503(b)(9) / Admin / Priority trade claims	$0.2 - $0.4	$14.0 - $28.0	$2.5 - $5.0	$0.3 - $0.5	$17.0 - $33.9
Estimated Priority tax claims	TBD	0.1	–	–	0.1
Estimated Priority employee claims	0.1	0.2	0.0	0.0	0.3
Estimated Other Priority / Admin claims	1.0 - 1.5	1.5 - 2.0	–	–	2.5 - 3.5
Other post-petition trade payables	TBD	TBD	TBD	TBD	TBD
Cure costs	TBD	TBD	TBD	TBD	0.0 - 10.0
Total administrative claims	**$1.3 - $2.0**	**$15.8 - $30.3**	**$2.5 - $5.0**	**$0.3 - $0.5**	**$19.9 - $47.8**
Professional fees [4]	–	5.7	1.0	–	6.7
Total administrative claims and pro fees	**$1.3 - $2.0**	**$21.5 - $36.0**	**$3.5 - $6.0**	**$0.3 - $0.5**	**$26.6 - $54.5**

Notes

1 Analysis assumes Plan sponsor and their commitment is subject to the payment of their professionals' fees
2 Based on GTAT's claims summary report from A&M dated July 2nd, 2015
3 Preliminary estimates subject to substantial revision
4 Comprised of completion fees for debtor and UCC financial advisors

6.3 Updated emergence capital need

Remains preliminary and subject to further review

Cash trough assuming no exit financing in order to establish if additional capital is required to fully fund the Business Plan

- Cash trough under Base Case BP: **April 2016**
- Cash trough under Upside Case BP: **April 2016**
- Cash trough under old BP: **April 2016**

Emergence capital need analysis ($ in millions)

		Base Case BP	Upside Case BP	Prior BP
Uses of cash				
Admin / priority claims		$47.8		
Minimum cash		25.0		
Debtor / UCC / UST pro completion fees		6.7		
Incremental plan sponsor / convert advisor fees [1]		5.7		
Cash uses upon emergence excluding DIP		$85.2	$85.2	$85.2
DIP repayment [2]		92.7	92.7	90.7
Uses of cash upon emergence		**$177.9**	**$177.9**	**$175.9**
Less: Cash pre-emergence (Jan 31, 2016)		(74.0)	(77.3)	(116.9)
Implied liquidity gap upon emergence	A	**$103.9**	**$100.6**	**$59.0**
Capital need post-emergence				
Cash trough post-emergence assuming no exit financing		(83.2)	(79.6)	(46.8)
Month of cash trough		April 2016	April 2016	April 2016
Minimum cash required		25.0	25.0	25.0
Post-emergence liquidity trough		108.2	104.6	71.8
Additional capital need post-emergence	B	**$4.3**	**$4.0**	**$12.8**
Net exit financing need		**$108.2**	**$104.6**	**$71.8**
Exit financing fees (3% assumed)	C	3.2	3.1	2.2
Total exit financing need	A + B + C	**$111.4**	**$107.7**	**$74.0**

Notes
1 Analysis assumes Plan sponsor's commitment is subject to the payment of their professionals' fees
2 Figure is less than $95m due to mandatory prepayments